EXHIBIT 10.1

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT (TERM)

THIS AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 30th day of August, 2019 (the “Fourth Amendment Effective Date”), by and among MIDCAP FINANCIAL TRUST, a Delaware statutory trust, individually as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender, the lenders (individually, each a “Lender” and collectively, the “Lenders”) party to the Credit Agreement (as defined below), ACCURAY INCORPORATED, a Delaware corporation (“Accuray” or “Borrower Representative”), TOMOTHERAPY INCORPORATED, a Wisconsin corporation, and any additional borrower that may hereafter be added to this Agreement (collectively, “Other Borrowers” and, together with Borrower Representative, each individually as a “Borrower”, and collectively as “Borrowers”).

RECITALS

A.Borrowers, Agent and the Lenders are party to that certain Credit and Security Agreement dated as of December 15, 2017 (as previously amended and modified, as amended hereby, and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make available to Borrowers a term loan facility.  Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement, as amended hereby.

B.Borrowers have requested an additional incremental term loan and, in connection with the funding thereof, Borrowers, Agent and Lenders have agreed to allocate the Term Loans into three separate tranches based on when they were funded.

C.In connection with such request, the parties now agree to amend and modify the Credit Agreement all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Consent to Term Loan Tranche 3 Commitment.

(a)Each Lender consents to the making of a Term Loan Tranche 3 (as defined in Section 2 below) by those Lenders having a Term Loan Tranche 3 Commitment (as defined in Section 2 below).  For purposes of clarity Term Loan Tranche 3 shall be funded as follows on the Fourth Amendment Effective Date: (A) MidCap Funding VI Trust shall fund $16,000,000, (B) MidCap Funding XIII Trust shall fund $8,500,000 and (B) Flexpoint MCLS Holdings LLC shall fund $500,000.

2.Specific Amendments to Credit Agreement.

(a)New definitions of Fourth Amendment Effective Date, Term Loan Tranche 1, Term Loan Tranche 1 Commitment Amount, Term Loan Tranche 1 Commitments, Term Loan Tranche 2, Term Loan Tranche 2 Commitment Amount, Term Loan Tranche 2 Commitments, Term Loan Tranche 3, Term Loan Tranche 3 Commitment Amount and Term Loan Tranche 3 Commitments are added to Section 1.1 of the Credit Agreement in alphabetical order to read as follows:

““Fourth Amendment Effective Date” means August 30, 2019.”

““Term Loan Tranche 1” has the meaning set forth in Section 2.1(a)(i)(A).”

““Term Loan Tranche 1 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 1 Commitment Amount”, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.”

““Term Loan Tranche 1 Commitments” means the sum of each Lender’s Term Loan Tranche 1 Commitment Amount.”

“Term Loan Tranche 2” has meaning set forth in Section 2.1(a)(ii)(B).

“Term Loan Tranche 2 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 2 Commitment Amount”, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.

“Term Loan Tranche 2 Commitments” means the sum of each Lender’s Term Loan Tranche 2 Commitment Amount.

““Term Loan Tranche 3” has the meaning set forth in Section 2.1(a)(i)(A).”

““Term Loan Tranche 3 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 3 Commitment Amount”, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.”

““Term Loan Tranche 3 Commitments” means the sum of each Lender’s Term Loan Tranche 3 Commitment Amount.”

(b)The definitions of Applicable Margin, Excluded Property, Term Loan, Term Loans, Term Loan Commitment Amount and Term Loan Commitment Percentage in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and restated to read as follows:

““Applicable Margin” means with respect to Term Loans and all other Obligations  six and three-quarters of one percent (6.75%).”

““Excluded Property” means (a) voting stock of each Excluded Subsidiary that is a Foreign Subsidiary or FSHCO directly held by any Borrower in excess of 65%, to the extent any material adverse tax consequence to a Borrower or any of its Affiliates could reasonably be expected to result from pledging such excess amount, as reasonably determined by the Borrower Representative in consultation

2

with Agent (provided that, for the avoidance of doubt, Borrowers shall pledge such amount in excess of 65% of the voting stock of such Excluded Subsidiary, if any, that could not reasonably be expected to result in a material adverse tax consequence to a Borrower or any of its Affiliates); (b) any lease, license, contract, permit, letter of credit, instrument, or agreement to which a Borrower is a party or any of its rights or interests thereunder if and to the extent that the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Borrower therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, permit, agreement or other property right (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such lease, license, contract, property rights or agreement to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (c) any asset, including any asset that is the subject of any Permitted Debt contemplated by subpart (c) of the definition thereof, the grant of a security interest in which would result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Credit Party therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any contract relating to such asset (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such asset that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such asset to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (d) any real estate asset that (i) is a leasehold interest, or (ii) is not Material Real Property; (e) any assets located outside the United States (other than with respect to the equity interests of any direct Foreign Subsidiary of a Borrower) that require action under the law of any jurisdiction other than the United States to create or perfect a security interest in such assets under such jurisdiction other than the United States, including any Intellectual Property registered in any jurisdiction other than the United States, if the creation of pledges of, or security interests in, any such property or assets would reasonably be expected to result in material adverse income tax consequences to Borrower Representative and its Subsidiaries, as reasonably determined by Agent; (f) any motor vehicle, airplane or any other asset subject to a certificate of title to the extent a Lien therein cannot be perfected by the filing of a UCC financing statement; and (g) any “intent-to-use” trademark or service mark

3

application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively by the United States Patent and Trademark Office.”

““Term Loan” and “Term Loans” means, collectively, the Term Loan Tranche 1, the Term Loan Tranche 2 and the Term Loan Tranche 3.”

““Term Loan Commitment Amount” means, with respect to each Lender, the sum of such Lender’s Term Loan Tranche 1 Commitment Amount, Term Loan Tranche 2 Commitment Amount and Term Loan Tranche 3 Commitment Amount.”

““Term Loan Commitment Percentage” means, as to any Lender with respect to each of such Lender’s Term Loan Commitment Amount, (a) on the Closing Date with respect to each tranche of the Term Loan, the applicable percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Term Loan Tranche 1 Commitment Percentage” and “Term Loan Tranche 2 Commitment Percentage”, and (b) on any date following the Closing Date (including on the Fourth Amendment Effective Date), as applicable to each tranche of Term Loan, the percentage equal to (i) the Term Loan Tranche 1 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 1 Commitments on such date, (ii) the Term Loan Tranche 2 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 2 Commitments on such date or (iii) the Term Loan Tranche 3 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 3 Commitments on such date”

(c)Section 2.1(a)(i) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(i)Term Loan Amounts.

(A)On the terms and subject to the conditions set forth herein, each Lender with a Term Loan Tranche 1 Commitment made to Borrowers a term loan on the Closing Date in an original aggregate principal amount equal to $40,000,000 (the “Term Loan Tranche 1”).

(B)On the terms and subject to the conditions set forth herein and in the other Financing Documents, each Lender with a Term Loan Tranche 2 Commitment made to Borrowers a term loan, which was made in two installments on and prior to the Third Amendment Effective Date, in an original aggregate amount of $20,461,166 (the “Term Loan Tranche 2”);

(C) On the terms and subject to the conditions set forth herein, each Lender with a Term Loan Tranche 3 Commitment severally hereby agrees to make to Borrowers a term loan on the Fourth Amendment Effective Date in an original aggregate principal amount of $25,000,000 (the “Term Loan Tranche 3”). Each such Lender’s obligation to fund the Term Loan Tranche 3 shall be limited to such Lender’s Term Loan Commitment Percentage of the Term Loan Tranche 3, and no Lender shall have any obligation to fund any portion of any Term Loan required to be funded by any other Lender, but not so funded.

4

(D) No Borrower shall have any right to reborrow any portion of the Term Loan that is repaid or prepaid from time to time.  Borrowers shall deliver to Agent a Notice of Borrowing with respect to each proposed Term Loan advance, such Notice of Borrowing to be delivered no later than noon (Eastern time) two (2) Business Days prior to such proposed borrowing; provided that for the borrowing of the Term Loan on the Closing Date, Borrower may deliver the Notice of Borrowing on the Closing Date; provided further that, with respect to Term Loan Tranche 2, Borrowers further shall provide Agent written notice of its intent to borrow not less than thirty (30) days prior to such proposed borrowing, which notice shall set forth the proposed date of borrowing, except in connection with the $5,000,000 advance of the Term Loan Tranche 2 on the Second Amendment Effective Date when such prior notice shall not be required.

(d)Section 2.2(g) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(g)Prepayment Fee. If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrowers, by reason of the occurrence of an Event of Default or the acceleration of the Term Loan, or otherwise), or if the Term Loan shall become accelerated and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Term Loan advances, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection.  The Prepayment Fee in respect of the Term Loan Tranche 1 and the Term Loan Tranche 2 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount:  (w) three percent (3.0%) for the first year following the Third Amendment Effective Date, (x) two percent (2.0%) for the second year following the Third Amendment Effective Date, (y) one percent (1.0%) thereafter. The Prepayment Fee in respect of the Term Loan Tranche 3 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount:  (w) three percent (3.0%) for the first year following the Fourth Amendment Effective Date, (x) two percent (2.0%) for the second year following the Fourth Amendment Effective Date, (y) one percent (1.0%) thereafter.  The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate). All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Closing Date or, if later, on as of the date the applicable Term Loan was funded.”

5

(e)Section 4.11(e) of the Credit Agreement is hereby amended by deleting it in its entirety and restating it as follows:

“(e)Upon the request of Agent, Borrowers shall pledge, have pledged or cause or have caused to be pledged to Agent pursuant to a pledge agreement in form and substance satisfactory to Agent, 65% (or such greater percentage that could not reasonably be expected to cause any material adverse tax consequence to a Borrower or any of its Affiliates, as reasonably determined by the Borrower Representative in consultation with Agent) of the outstanding shares of equity interests or other equity interests of any Foreign Subsidiary owned directly by any Borrower and, subject to the Excluded Perfection Assets, undated stock or equivalent powers for such certificates, if any, executed in blank.”

(f)Section 6.2 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.2Fixed Charge Coverage Ratio.  Borrowers will not permit the Fixed Charge Coverage Ratio for any Defined Period, as tested quarterly (as of the last day of such fiscal quarter), beginning with the first full fiscal quarter ending after the Closing Date, to be less than the applicable ratio set forth below opposite the applicable fiscal quarter:

Fiscal Quarter Ended	Ratio
December 31, 2017	0.80 to 1.00
March 31, 2018	1.00 to 1.00
June 30, 2018	0.75 to 1.00
September 30, 2018	0.50 to 1.00
December 31, 2018	0.50 to 1.00
March 31, 2019	1.00 to 1.00
June 30, 2019	1.00 to 1.00
September 30, 2019	0.75 to 1.00
December 31, 2019	0.80 to 1.00
March 31, 2020	0.85 to 1.00
June 30, 2020 and each fiscal quarter thereafter	1.00 to 1.00

6

(g)Section 6.3 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.3Minimum Net Revenue.  Borrowers shall not permit its consolidated Net Revenue for any Defined Period, as tested quarterly (as of the last day of such Defined Period), to be less than $390,000,000.”

(h)Section 6.4 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.4   Minimum Consolidated Cash Balance.  Borrowers and their Subsidiaries shall maintain at all times, in Deposit Accounts and Securities Accounts, unrestricted and unencumbered (other than Liens in favor of Agent and the agent under the Affiliated Credit Agreement) cash-on-hand and Cash Equivalents in an aggregate amount of no less than $20,000,000.”

(i)A new Section 6.5 is hereby inserted into the Credit Agreement, in proper numerical order, to read as follows:

“Section 6.5   Minimum Consolidated Domestic Cash Balance.  Borrowers and shall maintain at all times, in domestic Deposit Accounts subject to Deposit Account Control Agreements, unrestricted and unencumbered (other than Liens in favor of Agent and the agent under the Affiliated Credit Agreement) cash-on-hand in an aggregate amount of no less than $10,000,000.”

(j)A new Section 6.6 is hereby inserted into the Credit Agreement, in proper numerical order, to read as follows:

“Section 6.6Evidence of Compliance.  Borrowers shall furnish to Agent, together with the financial reporting required of Borrowers in Section 4.1 hereof, a Compliance Certificate as evidence of Borrowers’ compliance with the covenants in this Article and evidence that no Event of Default specified in this Article has occurred.  The Compliance Certificate shall include, without limitation, (a) a statement and report, on a form approved by Agent, detailing Borrowers’ calculations, and (b) if requested by Agent, back-up documentation (including, without limitation, invoices, receipts and other evidence of costs incurred during such quarter as Agent shall reasonably require) evidencing the propriety of the calculations.”

(k)The proviso in the last paragraph of Section 11.16 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“provided, however, that, in each of (i) and (ii) above, no such amendment, waiver or other modification shall, unless signed or otherwise approved in writing by all Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Loan; (B) postpone the date fixed for, or waive, any payment (other than any

7

mandatory prepayment pursuant to Section 2.1(b)(ii)) of principal of any Loan, or of interest on any Loan (other than default interest) or any fees provided for hereunder (other than late charges) or postpone the date of termination of any commitment of any Lender hereunder; (C) change the definition of the term Required Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (D) release all or substantially all of the Collateral, authorize any Borrower to sell or otherwise dispose of all or substantially all of the Collateral or release any Guarantor of all or any portion of the Obligations or its Guarantee obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be provided in this Agreement or the other Financing Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 11.16(b) or the definitions of the terms used in this Section 11.16(b) insofar as the definitions affect the substance of this Section 11.16(b); (F) consent to the assignment, delegation or other transfer by any Credit Party of any of its rights and obligations under any Financing Document or release any Borrower of its payment obligations under any Financing Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; or (G) amend any of the provisions of Section 10.7 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Term Loan Tranche 1 Commitments, Term Loan Tranche 2 Commitments, Term Loan Tranche 3 Commitments, Term Loan Commitment Amount, Term Loan Tranche 1 Commitment Amount, Term Loan Tranche 2 Commitment Amount, Term Loan Commitment Percentage, or that provide for Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder.  It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F) and (G) of the preceding sentence.”

(l)Annex A to the Credit Agreement is hereby deleted in its entirety and restated with Annex A attached hereto.

(m)Each reference to “Term Loan” on Schedule 2.1 to the Credit Agreement is hereby deleted in its entirety and replaced with “Term Loan(s)”.

(n)Schedule 9.2 to the Credit Agreement is hereby deleted in its entirety and restated with Schedule 9.2 attached hereto.

3.Reaffirmation of Security Interest.  Each Borrower hereby expressly acknowledges and agrees that all Liens granted under the Financing Documents extend to and cover all of the obligations of Borrowers and any other Credit Party to Agent and the Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Credit Agreement, as amended by this Amendment, upon the terms set forth in the Credit Agreement, all of which Liens are hereby ratified, reaffirmed, confirmed and approved.

4.Enforceability.  This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against Borrowers in accordance with its terms,

8

except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each of the agreements, documents and instruments executed in connection herewith to which a Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.Confirmation of Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Amendment:

(a)the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty is true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) as of such earlier date.

(b)The execution and delivery by each Credit Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary action, (iii) are not and will not conflict with or result in any breach or contravention of, or the creation of any Lien under, any Material Contract to which any Credit Party is a party, any Organizational Document of any Credit Party, any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or the property of any Credit Party is subject, (iv) will not violate any applicable Law (including, without limitation, any corporation law, limited liability company law or partnership law of the states in which the Credit Parties are organized), and (v) will not result in a limitation on any material licenses, permits or other governmental approvals applicable to the business, operations or properties of any Credit Party.

(c)This Amendment and all allonges, assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(d)No Event of Default or Default has occurred and is continuing as of the date of this Amendment.

(e)Both before and after giving effect to (a) the Loans to be made or extended on the date hereof, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Credit Parties, (c) the consummation of the transactions contemplated in the Financing Documents, and (e) the payment and accrual of all transaction costs in connection with the foregoing, the Credit Parties, taken as a whole, are Solvent.

9

6.Conditions to Effectiveness.  The obligation of Agent and Lenders to enter into this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)that Agent shall have received a copy of this Amendment, duly executed by Borrowers, Agent and each Lender, in form and substance satisfactory to Agent;

(b)that Agent shall have received a copy of Amendment No. 3 to the Fee Letter, duly executed by Borrowers and Agent; and

(c)that Agent shall have received a copy of the corresponding amendment to the Affiliated Credit Agreement duly executed by the parties thereto, in form and substance satisfactory to Agent.

7.Costs, Fees and Expenses.  In consideration of Agent’s and each Lender’s agreement to enter into this Amendment, Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

8.Defenses and Setoffs.  Each Credit Party hereby represents and warrants that as of the date hereof, there are no defenses, setoffs, claims or counterclaims which could be asserted against the Agent or the Lenders arising from or in connection with the Credit Agreement or any other Financing Document.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or agreement to such terms, covenants and conditions.

10.No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

11.Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12.8 (Governing Law; Submission to Jurisdiction) and 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

10

12.Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

13.Counterparts.  This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

14.Reference to the Effect on the Financing Documents.  Upon the effectiveness of this Amendment, each reference in any Financing Document to “this Amendment,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Financing Document as modified by this Amendment.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

11

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Amendment as of the day and year first hereinabove set forth.

BORROWER REPRESENTATIVE:	ACCURAY INCORPORATED,
a Delaware corporation

	By:	/s/ Shigeyuki Hamamatsu
Shigeyuki Hamamatsu
Chief Financial Officer

OTHER BORROWERS:	TOMOTHERAPY INCORPORATED,
a Wisconsin corporation

	By:	/s/ Shigeyuki Hamamatsu
Shigeyuki Hamamatsu
Director

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT (TERM)

AGENT:	MIDCAP FINANCIAL TRUST,
a Delaware statutory trust

By: Apollo Capital Management, L.P.
Its: Investment Manager

By: Apollo Capital Management GP, LLC
Its: General Partner

	By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST,
a Delaware statutory trust

By: Apollo Capital Management, L.P.
Its: Investment Manager

By: Apollo Capital Management GP, LLC
Its: General Partner

	By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

MIDCAP FUNDING IV TRUST,
a Delaware statutory trust

By: Apollo Capital Management, L.P.
Its: Investment Manager

By: Apollo Capital Management GP, LLC
Its: General Partner

	By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT (TERM)

LENDERS:	MIDCAP FUNDING VI TRUST,
a Delaware statutory trust

By: Apollo Capital Management, L.P.
Its: Investment Manager

By: Apollo Capital Management GP, LLC
Its: General Partner

	By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

LENDERS:	Flexpoint MCLS HOLDINGS LLC

	By:	/s/ Daniel Edelman
Daniel Edelman
Authorized Signatory

LENDERS:	ELM 2016-1 TRUST

By: MidCap Financial Services Capital Management, LLC
Its: Servicer

	By:	/s/ John O’Dea
John O’Dea
Authorized Signatory

LENDERS:	ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC
Its: Servicer

	By:	/s/ John O’Dea
John O’Dea
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT (TERM)

Annex A to Credit Agreement (Commitment Annex)

Lender	Term Loan Tranche 1 Commitment Amount	Term Loan Tranche 1 Commitment Percentage	Term Loan Tranche 2 Commitment Amount	Term Loan Tranche 2 Commitment Percentage	Term Loan Tranche 3 Commitment Amount	Term Loan Tranche 3 Commitment Percentage
MidCap Funding IV Trust	$4,000,000.00	10.0000000%	$19,627,832.67	95.9272442%	$0	0%
MidCap Funding VI Trust	$13,333,333.33	33.3333333%	$0	0%	$16,000,000.00	64.0000000%
MidCap Funding XIII Trust	$6,500,000.00	16.2500000%	$0	0%	$8,500,000.00	34.0000000%
ELM 2018-2 Trust	$10,000,000.00	25.0000000%	$0	0%	$0	0%
ELM 2016-1 Trust	$4,500,000.00	11.2500000%	$0	0%	$0	0%
Flexpoint MCLS Holdings LLC	$1,666,666.67	4.1666667%	$833,333.33	4.0727558%	$500,000.00	2.0000000%
TOTALS	$40,000,000.00	100%	20,461,166.00	100%	$25,000,000	100%

Schedule 9.2
Location of Collateral

Company	Chief Executive Office	Chief Place of Business	Books and Records
Accuray Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717
TomoTherapy Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717

Inventory by Location

Street Address	Category	City	State or Country	Zip Code	Nature of such Location	Managed by	Name and address of 3rd party	Inventory Balance as of July 31, 2019

[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
							Grand Total	[*****]

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Inventory 7/31/19
Inventory
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]

Less: Ineligible Inventory
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total Ineligible Inventory	[*****]

Total Eligible Inventory	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]

Total Inventory Availability (before Total Availability Limit)	[*****]

Maximum Inventory Availability
Total Inventory Availability	[*****]

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.